UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 10, 2004

Exact Name of Registrant as specified in its charter;
Commission	State of Incorporation;	IRS Employer
File Number	Address and Telephone Number	Identification No.

1-14756	Ameren Corporation	43-1723446
(Missouri Corporation)
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

1-2967	Union Electric Company	43-0559760
(Missouri Corporation)
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On December 10, 2004, Ameren Corporation's ("Ameren") Board of Directors elected Thomas R. Voss as Ameren's Executive Vice President and Chief Operating Officer effective January 1, 2005. Gary L. Rainwater will continue as principal executive officer of Ameren.

Mr. Voss, age 57, began his career with Union Electric Company (“UE”) in 1969 as an engineer and has held various positions with UE and other Ameren subsidiaries during his employment. He was elected Senior Vice President of Central Illinois Public Service Company ("CIPS") and UE in 1999, of Ameren Energy Generating Company ("Genco") in 2001, of CILCORP Inc. ("CILCORP") and Central Illinois Light Company ("CILCO") in 2003, and Illinois Power Company (“IPC”) in 2004. In 2003, Mr. Voss was elected President of Ameren Energy Resources Company, an Ameren subsidiary which serves as the holding company for most of Ameren's unregulated electric generation related businesses, including Genco. Mr. Voss serves as a director of UE, CIPS, CILCO, CILCORP, IPC and Genco.

On December 15, 2004, the Board of Directors of Ameren elected Patrick T. Stokes to fill a vacancy on the Board. Ameren’s Board has not made any determination at the time of the filing of this Report as to which committee or committees of the Board that Mr. Stokes will be named. Mr. Stokes is currently the President and Chief Executive Officer of Anheuser-Busch Companies, Inc. ("Anheuser-Busch").

Certain public utility subsidiaries of Ameren, primarily UE and IPC, are parties to business transactions with Anheuser-Busch and certain of its subsidiaries. These transactions are almost exclusively related to the supply of regulated public utility energy services. Mr. Stokes had no business relationship with Ameren and its subsidiaries in 2003 and 2004 to date that is required to be reported under Item 404(a) of Regulation S-K.

SECTION 8 - OTHER EVENTS
ITEM 8.01    Other Events.

On December 13, 2004, Ameren announced, among other subsidiary organization changes, that Charles D. Naslund, Vice President - Nuclear Operations of UE was elected Senior Vice President and Chief Nuclear Officer of UE effective January 1, 2005. Mr. Naslund replaces Garry L. Randolph who is retiring as UE's Senior Vice President and Chief Nuclear Officer effective December 31, 2004.

This combined Form 8-K is being filed separately by Ameren and UE (each, a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: December 15, 2004

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